PROSPECTUS

[LORD ABBETT LOGO]

LORD ABBETT                                                   DECEMBER 1, 2002,
                                                                 AS REVISED
DEVELOPING GROWTH FUND                                        DECEMBER 20, 2002


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                               PAGE
THE FUND

What you should know
 about the Fund

     Goal                                                       2
     Principal Strategy                                         2
     Main Risks                                                 2
     Performance                                                3
     Fees and Expenses                                          4
     Additional Investment Information                          5
     Management                                                 6

YOUR INVESTMENT

Information for managing
 your Fund account

     Purchases*                                                 7
     Sales Compensation                                         11
     Opening Your Account                                       12
     Redemptions                                                13
     Distributions and Taxes                                    13
     Services For Fund Investors                                14

FINANCIAL INFORMATION

     Financial Highlights                                       16

ADDITIONAL INFORMATION

How to learn more about the Fund
 and other Lord Abbett Funds

     Back Cover

* SHARES OF THE LORD ABBETT DEVELOPING GROWTH FUND (CLASSES A, B, C, AND P) ARE NOT AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN THROUGH CERTAIN QUALIFIED RETIREMENT PLANS AND FINANCIAL INTERMEDIARIES. SEE "PURCHASES" IN THIS PROSPECTUS FOR MORE INFORMATION.

                                    THE FUND

GOAL

  The Fund's investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL STRATEGY

  To pursue its goal, the Fund primarily invests in the common stocks of companies with above-average, long-term growth potential. The Fund uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. The Fund is broadly diversified over many industries and economic sectors. Normally, the Fund invests at least 65% of its net assets in equity securities of small companies. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

  The Fund tries to identify companies that it believes are strongly positioned in the developing growth phase. We define this as the period of swift development after a company's start-up phase when growth occurs at a rate rarely equaled by established companies in their mature years. Of course, because the actual growth of a company cannot be foreseen, we may not always be correct in our judgment.

MAIN RISKS

  The Fund is subject to the general risks and considerations associated with equity investing. This means the value of your investment in the Fund will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

  The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

  Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

  WE OR THE FUND OR THE DEVELOPING GROWTH FUND refers to Lord Abbett Developing Growth Fund, Inc.

  ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                             DEVELOPING GROWTH FUND     Symbols: Class A - LAGWX
                                                                 Class B - LADBX
                                                                 Class C - LADCX
                                                                 Class P - LADPX

PERFORMANCE

  The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

  The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

----------------------------------------------------------------------
  92     93      94    95     96     97      98    99     00      01
 -3.1%  12.6%   6.2%  45.7%  22.2%  30.8%   8.3%  38.2%  -17.7%  -7.0%

BEST QUARTER 4th Q '98  +28.3%       WORST QUARTER 3rd Q '01 -22.7%

  The total return of the Fund's Class A shares for the nine-month period from January 1, 2002 to September 30, 2002 was -32.83%
================================================================================

  The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of two broad-based securities market indices. The Fund believes that the Russell 2000 Growth Index more closely reflects the Fund's investment objective and therefore intends to substitute it for the Russell 2000 Index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

  The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================
Average Annual Total Returns Through December 31, 2001
--------------------------------------------------------------------------------

SHARE CLASS                                         1 YEAR      5 YEARS    10 YEARS       LIFE OF FUND
Class A shares
 Return Before Taxes                                -12.34%      7.14%       11.28%            -
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                -12.34%      5.57%        8.04%            -
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions
  and Sale of Fund Shares                            -7.52%      5.04%        7.55%            -
----------------------------------------------------------------------------------------------------------
Class B shares                                      -12.13%      7.40%           -          9.67%(1)
----------------------------------------------------------------------------------------------------------
Class C shares                                       -8.42%      7.70%           -          9.81%(1)
----------------------------------------------------------------------------------------------------------
Class P shares                                       -6.96%         -            -          3.30%(1)
----------------------------------------------------------------------------------------------------------
Russell 2000(R) Index(2)
(reflects no deduction for fees, expenses or taxes)   2.49%      7.52%       11.51%            -
                                                                                            9.84%(3)
                                                                                            4.10%(4)
----------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index(2)
(reflects no deduction for fees, expenses or taxes)  -9.23%      2.87%        7.19%            -
                                                                                            5.03%(3)
                                                                                            0.49%(4)
----------------------------------------------------------------------------------------------------------

(1) The date each class was first offered to the public is: Class B - 8/1/96; Class C - 8/1/96 and Class P - 1/5/98.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 7/31/96 to 12/31/01, to correspond with the Class B and Class C periods shown.
(4) Represents total return for the period 12/31/97 to 12/31/01, to correspond with the Class P period shown.

                                                          DEVELOPING GROWTH FUND

FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
--------------------------------------------------------------------------------

                                                               CLASS A  CLASS B(1)  CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
 (as a % of offering price)                                     5.75%     none        none         none
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (see "Purchases")(2)              none(3)   5.00%       1.00%(4)     none
------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from
 Fund assets) (as a % of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                              0.51%     0.51%       0.51%        0.51%
------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                        0.38%(6)  1.00%       1.00%(6)     0.45%
------------------------------------------------------------------------------------------------------------
Other Expenses(6)                                               0.38%     0.38%       0.38%        0.38%
------------------------------------------------------------------------------------------------------------
Total Operating Expenses(6)                                     1.27%     1.89%       1.89%        1.34%
------------------------------------------------------------------------------------------------------------

(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees.

================================================================================
Example
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS               1 YEAR           3 YEARS          5 YEARS          10 YEARS
Class A Shares             $ 697            $ 955           $ 1,232           $ 2,021
------------------------------------------------------------------------------------------
Class B Shares             $ 692            $ 894           $ 1,221           $ 2,050
------------------------------------------------------------------------------------------
Class C Shares             $ 292            $ 594           $ 1,021           $ 2,212
------------------------------------------------------------------------------------------
Class P Shares             $ 136            $ 425           $   734           $ 1,613
------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                          1 YEAR           3 YEARS          5 YEARS          10 YEARS
Class A Shares            $ 697             $ 955           $ 1,232           $ 2,021
------------------------------------------------------------------------------------------
Class B Shares            $ 192             $ 594           $ 1,021           $ 2,050
------------------------------------------------------------------------------------------
Class C Shares            $ 192             $ 594           $ 1,021           $ 2,212
------------------------------------------------------------------------------------------
Class P Shares            $ 136             $ 425           $   734           $ 1,613
------------------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

  This section describes some of the Fund's investment techniques and their associated risks. None of these techniques are principal investment strategies of the Fund.

  ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivatives and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

  DEPOSITARY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. Although the Fund may not invest more than 10% of its assets in foreign securities, ADRs are not subject to this limitation.

  FOREIGN CURRENCY TRANSACTIONS. The Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures. Currently, the Fund generally does not intend to hedge most currency risks.

  There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Fund will use foreign exchange transactions to hedge against adverse currency movements, foreign exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses. Foreign exchange transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a foreign exchange instrument. If the Fund cross-hedges, the Fund will face the risk that the foreign exchange instrument purchased will not correlate as expected with the position being hedged.

  FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

  TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and U.S. Government, agency and instrumentality obligations. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MANAGEMENT

  The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $45 billion in more than 40 mutual funds and other advisory accounts as of October 31, 2002.

  Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee is calculated at the following annual rates:

        .75 of 1% on the first $100 million of average daily net assets, .50 of 1% on average daily net assets over $100 million.

  Based on this calculation, the management fee paid to Lord Abbett for the period ended July 31, 2002 was at an annual rate of .51 of 1% of the Fund's average daily net assets. In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

  INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments.
  Stephen J. McGruder, Partner and Senior Investment Manager, heads the team. Mr. McGruder joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1969. The other senior members include Lesley-Jane Dixon and John J. DiChiaro.
  Ms. Dixon, Partner and Senior Research Analyst, joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1986. Mr. DiChiaro, Partner and Senior Strategy Coordinator, joined Lord Abbett in 2000. Prior to joining Lord Abbett,
  Mr. DiChiaro was Vice President-Securities Group with Wafra Investment Advisory Group. He has been in the investment business since 1979.

                                YOUR INVESTMENT

PURCHASES

  The Fund offers in this prospectus four classes of shares: Classes A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form and following our review and verification of information provided. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.

  You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more, or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

  FOR MORE INFORMATION, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

  We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

================================================================================
Share Classes
--------------------------------------------------------------------------------
CLASS A   - normally offered with a front-end sales charge
CLASS B   - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
          - higher annual expenses than Class A shares
          - automatically converts to Class A shares after eight years
CLASS C   - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase
          - higher annual expenses than Class A shares
CLASS P   - no front-end sales charge and no CDSC
          - available only to certain investors

================================================================================
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                              TO COMPUTE       MAXIMUM DEALER'S
                          AS A % OF         AS A % OF       OFFERING PRICE        CONCESSION
YOUR INVESTMENT        OFFERING PRICE    YOUR INVESTMENT    DIVIDE NAV BY    (% OF OFFERING PRICE)
---------------------------------------------------------------------------------------------------
Less than $50,000           5.75%              6.10%             .9425              5.00%
---------------------------------------------------------------------------------------------------
$50,000 to $99,999          4.75%              4.99%             .9525              4.00%
---------------------------------------------------------------------------------------------------
$100,000 to $249,999        3.95%              4.11%             .9605              3.25%
---------------------------------------------------------------------------------------------------
$250,000 to $499,999        2.75%              2.83%             .9725              2.25%
---------------------------------------------------------------------------------------------------
$500,000 to $999,999        1.95%              1.99%             .9805              1.75%
---------------------------------------------------------------------------------------------------
$1,000,000 and over    No Sales Charge                          1.0000                 +
---------------------------------------------------------------------------------------------------

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales
  Charge."

[SIDENOTE]

THE FUND (CLASSES A, B, C, AND P) IS NOT AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN THROUGH CERTAIN QUALIFIED RETIREMENT PLANS AND FINANCIAL INTERMEDIARIES, AS DESCRIBED ON THE NEXT PAGE, THAT PROVIDE RECORDKEEPING OR ADVISORY SERVICES AND HAVE ENTERED INTO SPECIAL ARRANGEMENTS WITH THE FUND OR LORD ABBETT DISTRIBUTOR LLC. QUALIFIED PLANS CURRENTLY OFFERING SHARES OF THE FUND AS AN INVESTMENT OPTION MAY OPEN NEW PARTICIPANT ACCOUNTS. OTHER QUALIFIED PLANS THAT ARE CONSIDERING THE FUND AS AN INVESTMENT OPTION SHOULD CONTACT THE DISTRIBUTOR OF THE FUND, LORD ABBETT DISTRIBUTOR LLC, FOR APPROVAL. INVESTORS SHOULD NOTE, HOWEVER, THAT THE FUND RESERVES THE RIGHT TO REFUSE ANY ORDER THAT MIGHT DISRUPT THE EFFICIENT MANAGEMENT OF THE FUND.

NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when a Fund's NAV is not calculated. As a result, the Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

  REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

  - RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the Class A shares you already owned to a new purchase of Class A shares of any ELIGIBLE FUND in order to reduce the sales charge.

  - LETTER OF INTENTION - A Purchaser of Class A shares may purchase additional Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.

  The term "Purchaser" includes: (1) an individual, (2) an individual, his or her spouse and children under the age of 21, or (3) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code). Please note that more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee, although more than one beneficiary is involved.

  FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION.

  CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

  -  purchases of $1 million or more, *

  - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees, *

  - purchases for Retirement and Benefit Plans made through FINANCIAL INTERMEDIARIES that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or LORD ABBETT DISTRIBUTOR LLC specifically for such purchases, *

  - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

  - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

  - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

  - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

  - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

  - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

  - purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

  SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

  *  THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

[SIDENOTE]

IT IS YOUR RESPONSIBILITY TO INFORM THE FUND IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor LLC as to certain omnibus account and other criteria.

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(B) accounts

-  Defined Contribution Plans

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

    DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Dealers may receive distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

    - purchases of $1 million or more,

    - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

    - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

================================================================================
Dealer Concession Schedule - Class A Shares
(for certain purchases without a front-end sales charge)
--------------------------------------------------------------------------------
The dealer concession received is based on the amount of the Class A share investment as follows:

                              FRONT-END
CLASS A INVESTMENTS           SALES CHARGE*                   DEALER'S CONCESSION
------------------------------------------------------------------------------------
First $5 million              None                            1.00%
------------------------------------------------------------------------------------
Next $5 million above that    None                            0.55%
------------------------------------------------------------------------------------
Next $40 million above that   None                            0.50%
------------------------------------------------------------------------------------
Over $50 million              None                            0.25%
------------------------------------------------------------------------------------

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 24th month after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett funds in which the Plan is invested.

    Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. The Fund may not pay concessions with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, the Fund may waive any CDSC that may otherwise have applied to any such purchase.

    Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

================================================================================
Contingent Deferred Sales Charge (CDSC)
--------------------------------------------------------------------------------
A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

    CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 24th month after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

    The Class A share CDSC generally will not be assessed under the following circumstances:

    - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)
    - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

    CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
 Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF THE DAY ON                  CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                      ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                  SUBJECT TO CHARGE)
On                             Before
--------------------------------------------------------------------------------
                               1st                         5.0%
--------------------------------------------------------------------------------
1st                            2nd                         4.0%
--------------------------------------------------------------------------------
2nd                            3rd                         3.0%
--------------------------------------------------------------------------------
3rd                            4th                         3.0%
--------------------------------------------------------------------------------
4th                            5th                         2.0%
--------------------------------------------------------------------------------
5th                            6th                         1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                     None
-------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

    The Class B share CDSC generally will not be assessed under the following circumstances:

    - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans

    - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

    - death of the shareholder

    - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

    SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.

    CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

    CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

SALES COMPENSATION

    As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

    As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                               CLASS A        CLASS B       CLASS C       CLASS P
=========================================================================================
Service                              .25%            .25%         .25%          .20%
-----------------------------------------------------------------------------------------
Distribution                         .13%*           .75%         .75%**        .25%
-----------------------------------------------------------------------------------------
Total Annualized 12b-1 Fees          .38%*          1.00%        1.00%**        .45%
-----------------------------------------------------------------------------------------

* Class A shares pay a .10% distribution fee. Class A shares also pay a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge." These amounts have been restated from fiscal year amounts to reflect estimated current fees.

** These amounts have been restated from fiscal year amounts to reflect estimated current fees.

    The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

    ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

  In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

  SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

  SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

OPENING YOUR ACCOUNT

  MINIMUM INITIAL INVESTMENT
-------------------------------------------------------------------------
  - Regular Account                                           $  1,000
-------------------------------------------------------------------------
  - Individual Retirement Accounts and
    403(b) Plans under the Internal Revenue Code              $    250
-------------------------------------------------------------------------
  - Uniform Gift to Minor Account                             $    250
-------------------------------------------------------------------------
  - Invest-A-Matic                                            $    250
-------------------------------------------------------------------------

  No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

  You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

  LORD ABBETT DEVELOPING GROWTH FUND, INC.
  P.O. Box 219100
  Kansas City, MO 64121

  PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

  BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

  Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC", or "Class C share CDSC."

  BY BROKER. Call your investment professional for instructions on how to redeem your shares.

  BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

  BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

  Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

  If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

  A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

  - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

  - a redemption check payable to anyone other than the shareholder(s) of record,

  - a redemption check to be mailed to an address other than the address of record,

  - a redemption check payable to a bank other than the bank we have on file, or

  -  a redemption for $50,000 or more.

  REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

  The Fund expects to pay you dividends from its net investment income annually and to distribute its net capital gains (if any) annually as "capital gains distributions."

  Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]
        SIGNATURE GUARANTEED
        MEDALLION GUARANTEED
        NAME OF GUARANTOR
          [ILLEGIBLE]

- In the case of a corporation - ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President

  [Date]
        SIGNATURE GUARANTEED
        MEDALLION GUARANTEED
        NAME OF GUARANTOR
          [ILLEGIBLE]
  account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

  The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

  Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

  If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

  Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

  Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

================================================================================
For investing

INVEST-A-MATIC   You may make fixed, periodic investments ($50 minimum) into
(Dollar-cost     your Fund account by means of automatic money transfers from
 averaging)      your bank checking account. See the Application for
                 instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC       You can make regular withdrawals from most Lord
WITHDRAWAL       Abbett-sponsored funds. Automatic cash withdrawals will be
PLAN ("SWP")     paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES   The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND      Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES   shares will be redeemed in the order described under "CDSC"
                 under "Purchases."
================================================================================

OTHER SERVICES

  TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

  EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation to you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

  REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

  ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

  HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

  ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

  SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise its expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.

                                                          DEVELOPING GROWTH FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

  This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2002 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

=========================================================================================
                                                                 CLASS A SHARES
                                                        ---------------------------------
                                                                          2/1/2001
                                                        YEAR ENDED           TO
PER SHARE OPERATING PERFORMANCE                          7/31/2002       7/31/2001*
NET ASSET VALUE, BEGINNING OF PERIOD                    $    14.76       $    17.10
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------
 Net investment loss                                          (.13)(a)         (.07)(a)
-----------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                     (3.52)           (2.27)
-----------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (3.65)           (2.34)
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN            --               --
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    11.11       $    14.76
-----------------------------------------------------------------------------------------
TOTAL RETURN(b)                                             (24.73)%         (13.68)%(c)
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------
 Expenses, including expense reductions                       1.24%             .61%(c)
-----------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                       1.24%             .61%(c)
-----------------------------------------------------------------------------------------
 Net investment loss                                          (.91)%           (.46)%(c)
=========================================================================================

============================================================================================================================
                                                                                   CLASS A SHARES
                                                        --------------------------------------------------------------------
                                                                                   YEAR ENDED 1/31
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                            2001             2000             1999              1998
NET ASSET VALUE, BEGINNING OF PERIOD                    $    19.55       $    16.25       $    14.27        $    12.80
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                          (.12)(a)         (.11)(a)         (.07)(a)          (.10)(a)
----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                     (1.61)            4.10             2.10              3.16
----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (1.73)            3.99             2.03              3.06
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN          (.72)            (.69)            (.05)            (1.59)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    17.10       $    19.55       $    16.25        $    14.27
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                              (9.37)%          25.33%           14.24%            24.38%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions                       1.11%            1.20%             .98%             1.06%
----------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                       1.11%            1.20%             .98%             1.06%
----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                          (.66)%           (.64)%           (.46)%            (.72)%
============================================================================================================================

                                                                        2/1/2001
                                                        YEAR ENDED         TO
SUPPLEMENTAL DATA:                                       7/31/2002     7/31/2001*
NET ASSETS, END OF PERIOD (000)                         $  718,944    $ 1,070,737
---------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      47.37%         22.14%
=================================================================================

                                                                           YEAR ENDED 1/31
                                                        ----------------------------------------------------
SUPPLEMENTAL DATA:                                          2001          2000         1999          1998
NET ASSETS, END OF PERIOD (000)                         $ 1,309,513   $ 1,742,136   $  884,246    $  456,716
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                       37.86%        50.13%       30.89%        33.60%
============================================================================================================

                                                                CLASS B SHARES
                                                        ---------------------------------
                                                                          2/1/2001
                                                        YEAR ENDED           TO
PER SHARE OPERATING PERFORMANCE                          7/31/2002       7/31/2001*
NET ASSET VALUE, BEGINNING OF PERIOD                    $    14.27       $    16.58
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------
 Net investment loss                                          (.20)(a)         (.11)(a)
-----------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                     (3.38)           (2.20)
-----------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (3.58)           (2.31)
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN            --               --
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    10.69       $    14.27
-----------------------------------------------------------------------------------------
TOTAL RETURN(b)                                             (25.09)%         (13.93)%(c)
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------
 Expenses, including expense reductions                       1.85%             .91%(c)
-----------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                       1.85%             .91%(c)
-----------------------------------------------------------------------------------------
 Net investment loss                                         (1.50)%           (.76)%(c)
=========================================================================================

                                                                                  CLASS B SHARES
                                                        --------------------------------------------------------------------
                                                                                 YEAR ENDED 1/31
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                            2001             2000             1999             1998
NET ASSET VALUE, BEGINNING OF PERIOD                    $    19.09       $    15.98       $    14.12       $    12.75
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                          (.23)(a)         (.21)(a)         (.17)(a)         (.20)(a)
----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                     (1.56)            4.01             2.06             3.14
----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (1.79)            3.80             1.89             2.94
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN          (.72)            (.69)            (.03)           (1.57)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    16.58       $    19.09       $    15.98       $    14.12
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                              (9.92)%          24.55%           13.37%           23.48%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions                       1.75%            1.79%            1.72%            1.76%
----------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                       1.75%            1.79%            1.72%            1.76%
----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                         (1.31)%          (1.24)%          (1.19)%          (1.39)%
============================================================================================================================

                                                                          2/1/2001
                                                        YEAR ENDED           TO
SUPPLEMENTAL DATA:                                      7/31/2002        7/31/2001*
NET ASSETS, END OF PERIOD (000)                         $  140,608       $  228,279
-----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      47.37%           22.14%
-----------------------------------------------------------------------------------

                                                                               YEAR ENDED 1/31
                                                        -------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2001             2000             1999             1998
NET ASSETS, END OF PERIOD (000)                         $  289,393       $  363,168       $  197,028       $   62,097
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      37.86%           50.13%           30.89%           33.60%
---------------------------------------------------------------------------------------------------------------------

16

                                                          DEVELOPING GROWTH FUND

FINANCIAL HIGHLIGHTS (Continued)

=========================================================================================
                                                                CLASS C SHARES
                                                        ---------------------------------
                                                                         2/1/2001
                                                        YEAR ENDED           TO
PER SHARE OPERATING PERFORMANCE                         7/31/2002        7/31/2001*
NET ASSET VALUE, BEGINNING OF PERIOD                    $    14.28       $    16.60
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------
 Net investment loss                                          (.16)(a)         (.11)(a)
-----------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                     (3.39)           (2.21)
-----------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (3.55)           (2.32)
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN            --               --
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    10.73       $    14.28
-----------------------------------------------------------------------------------------
TOTAL RETURN(b)                                             (24.86)%         (13.98)%(c)
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------
 Expenses, including expense reductions                       1.57%             .91%(c)
-----------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                       1.57%             .91%(c)
-----------------------------------------------------------------------------------------
 Net investment loss                                         (1.22)%           (.76)%(c)
=========================================================================================

============================================================================================================================
                                                                               CLASS C SHARES
                                                        --------------------------------------------------------------------
                                                                               YEAR ENDED 1/31
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                            2001             2000             1999             1998
NET ASSET VALUE, BEGINNING OF PERIOD                    $    19.11       $    16.00       $    14.13       $    12.75
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                          (.23)(a)         (.21)(a)         (.17)(a)         (.19)(a)
----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                     (1.56)            4.01             2.07             3.14
----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (1.79)            3.80             1.90             2.95
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN          (.72)            (.69)            (.03)           (1.57)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    16.60       $    19.11       $    16.00       $    14.13
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                              (9.86)%          24.45%           13.43%           23.55%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions                       1.75%            1.79%            1.72%            1.71%
----------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                       1.75%            1.79%            1.72%            1.71%
----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                         (1.31)%          (1.24)%          (1.20)%          (1.34)%
============================================================================================================================

                                                                          2/1/2001
                                                        YEAR ENDED           TO
SUPPLEMENTAL DATA:                                      7/31/2002        7/31/2001*
NET ASSETS, END OF PERIOD (000)                         $   95,423       $  168,691
-----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      47.37%           22.14%
===================================================================================

                                                                               YEAR ENDED 1/31
                                                        -------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2001             2000             1999             1998
NET ASSETS, END OF PERIOD (000)                         $  225,189       $  302,528       $  131,828       $   33,622
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      37.86%           50.13%           30.89%           33.60%
=====================================================================================================================

                                                              CLASS P SHARES
                                                        ---------------------------------
                                                                          2/1/2001
                                                        YEAR ENDED           TO
PER SHARE OPERATING PERFORMANCE                         7/31/2002        7/31/2001*
NET ASSET VALUE, BEGINNING OF PERIOD                    $    14.67       $    17.00
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------
 Net investment loss                                          (.13)(a)         (.07)(a)
-----------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                     (3.49)           (2.26)
-----------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (3.62)           (2.33)
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN            --               --
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    11.05       $    14.67
-----------------------------------------------------------------------------------------
TOTAL RETURN(b)                                             (24.68)%         (13.71)%(c)
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------
 Expenses, including expense reductions                       1.30%             .63%(c)
-----------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                       1.30%             .63%(c)
-----------------------------------------------------------------------------------------
 Net investment loss                                          (.96)%           (.49)%(c)
=========================================================================================

                                                                                CLASS P SHARES
                                                        --------------------------------------------------------------------
                                                                       YEAR ENDED 1/31                     1/5/1998(d)
                                                        --------------------------------------------           TO
PER SHARE OPERATING PERFORMANCE                            2001             2000             1999           1/31/1998
NET ASSET VALUE, BEGINNING OF PERIOD                    $    19.46       $    16.19       $    14.26       $     14.38
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                          (.14)(a)         (.12)(a)         (.10)(a)          (.01)(a)
----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                     (1.60)            4.08             2.08              (.11)
----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (1.74)            3.96             1.98              (.12)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN          (.72)            (.69)            (.05)               --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    17.00       $    19.46       $    16.19       $     14.26
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                              (9.47)%          25.24%           13.89%             (.83)%(c)
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions                       1.20%            1.25%            1.17%              .08%(c)
----------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                       1.20%            1.25%            1.17%              .08%(c)
----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                          (.76)%           (.70)%           (.70)%            (.05)%(c)
============================================================================================================================

                                                                          2/1/2001
                                                        YEAR ENDED           TO
SUPPLEMENTAL DATA:                                      7/31/2002        7/31/2001*
NET ASSETS, END OF PERIOD (000)                         $   82,576       $  121,444
-----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      47.37%           22.14%
-----------------------------------------------------------------------------------

                                                                       YEAR ENDED 1/31                     1/5/1998(d)
                                                        --------------------------------------------           TO
SUPPLEMENTAL DATA:                                         2001             2000             1999           1/31/1998
NET ASSETS, END OF PERIOD (000)                         $  155,975       $  155,611       $   55,649       $       648
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      37.86%           50.13%           30.89%            33.60%
----------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
(d) Commencement of offering of class shares.
* The Fund changed its fiscal year-end from January 31 to July 31.

NOTES:

NOTES:

NOTES:

ADDITIONAL INFORMATION

  More information on the Fund is available free upon request, including the following:

  ANNUAL/SEMI-ANNUAL REPORT

  The Fund's Annual and Semi-Annual Reports contain more information about the Fund's investments. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

  Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

  TO OBTAIN INFORMATION:

  BY TELEPHONE. For shareholder account inquiries call the Fund at:
  800-821-5129. For literature requests call the Fund at: 888-522-2388.

  BY MAIL. Write to the Fund at:
  The Lord Abbett Family of Funds
  90 Hudson Street
  Jersey City, NJ 07302-3973

  VIA THE INTERNET.
  LORD, ABBETT & CO. LLC
  www.LordAbbett.com

  Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.

  You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

[LORD ABBETT LOGO]

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973

  Lord Abbett Developing Growth Fund, Inc.                               LADG-1
                                                                         (12/02)

  SEC FILE NUMBER: 811-2871

================================================================================

LORD ABBETT                                                   DECEMBER 1, 2002,
                                                                  AS REVISED

STATEMENT OF ADDITIONAL INFORMATION                           DECEMBER 20, 2002

                                   LORD ABBETT
                          DEVELOPING GROWTH FUND, INC.
                             (CLASSES A, B, C, & P)



This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Developing Growth Fund, Inc. (the "Fund") dated December 1, 2002, as revised December 20, 2002.

Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.

     TABLE OF CONTENTS                                                    PAGE

     1.       Fund History                                                  2
     2.       Investment Policies                                           2
     3.       Management of the Fund                                        9
     4.       Control Persons and Principal Holders of Securities          14
     5.       Investment Advisory and Other Services                       15
     6.       Brokerage Allocations and Other Practices                    16
     7.       Classes of Shares                                            17
     8.       Purchases, Redemptions, and Pricing                          22
     9.       Taxation of the Fund                                         25
     10.      Underwriter                                                  26
     11.      Performance                                                  27
     12.      Financial Statements                                         28

                                       1.
                                  FUND HISTORY

Lord Abbett Developing Growth Fund, Inc. was incorporated under Maryland law on August 21, 1978, as a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund has 1,000,000,000 shares of authorized capital stock consisting of five classes of shares (A, B, C, P, and Y). Only the Fund's Class A, B, C, and P shares are offered by this SAI. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time.

The Fund is not available for purchase by new investors other than through certain qualified retirement plans and Financial Intermediaries, as described in the prospectus, that provide recordkeeping or advisory services and have entered into special arrangements with the Fund or Lord Abbett Distributor. Qualified plans currently offering shares of the Fund as an investment option may open new participant accounts. Other qualified plans that are considering the Fund as an investment option should contact the distributor of the Fund, Lord Abbett Distributor, for approval. Investors should note, however, that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment policies that may be changed by the Board of Directors without shareholder approval.

The Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), deemed to be liquid by the Board of Directors;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law, other than Section 12(d)(1)(F) and Section 12(d)(1)(G) of the Act;

     (4) invest in securities of issuers that, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities. (This restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.);

     (5) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors of the Fund or by one or more partners or members of the Fund's underwriters or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (6) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a foreign exchange);

     (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (9) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of the Fund's common stock.

PORTFOLIO TURNOVER RATE. For the fiscal year ended July 31, 2002, the portfolio turnover rate was 47.37%. For the fiscal period February 1, 2001 to July 31, 2001, the portfolio turnover rate was 22.14%. For the fiscal year ended January 31, 2001 the portfolio turnover rate was 37.86%.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

DEBT SECURITIES. The Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity currency, political, information and other risks. Although the Fund may not invest more than 10% of its assets in foreign securities, ADRs are not subject to this limitation.

FOREIGN CURRENCY TRANSACTIONS. The Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Fund generally does not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.

The Fund will not speculate in Foreign Exchange. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a Foreign Exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if we believe that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Fund will use Foreign Exchange transactions to hedge against adverse currency movements, Foreign Exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses. Foreign Exchange transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Fund cross-hedges, the Fund will face the risk that the Foreign Exchange instrument purchased will not correlate as expected with the position being hedged.

FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

- Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

- Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

- Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

- Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

- There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

- Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

- Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

- With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may, with Board authorization, engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

- While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

- Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

- The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

- Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

- As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

- Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

- The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although the Fund has no current intention of doing so, the Fund may, with Board authorization, seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays the good faith deposit described below.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

-    Domestic and foreign securities that are not readily marketable.

- Repurchase agreements and time deposits with a notice or demand period of more than seven days.

- Certain restricted securities, unless the Board determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act, except the Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poors Depositary Receipt, commonly known as a "SPDR".

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. The Fund may only sell (write) covered call options having an aggregate market value of less than 25% of the Fund's net assets.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than markets for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. A Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. Government securities") or other permissible means at least equal to 102 percent of the market value of the loaned securities. The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INSTRUMENTS. As described in the prospectus the Fund is authorized to invest temporarily a substantial amount, or even all, of its total assets in various short-term fixed income securities to take a defensive position. These securities include:

- Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

- Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

- Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

- Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

- Repurchase agreements. Repurchase agreements are arrangements involving the purchase of an obligation by the Fund and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price.

WHEN-ISSUED OR FORWARD TRANSACTIONS. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of the value of fixed-income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       3.
                             MANAGEMENT OF THE FUND

The Fund's Board of Directors is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Director is the Managing Partner of Lord, Abbett & Co. LLC ("Lord Abbett") and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.

                                    CURRENT POSITION
NAME, ADDRESS AND                   LENGTH OF SERVICE       PRINCIPAL OCCUPATION
DATE OF BIRTH                       WITH FUND               DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
-------------                       ---------               ----------------------              -------------------
ROBERT S. DOW                       Director since 1995     Managing Partner and Chief          N/A
Lord, Abbett & Co. LLC              and Chairman since      Investment Officer of Lord
90 Hudson Street                    1996.                   Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                       -----------------------------------

The following outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH FUND             DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          ---------             ----------------------                -------------------
E. THAYER BIGELOW                      Director since 1994   Managing General Partner, Bigelow     Currently serves as
Bigelow Media, LLC                                           Media, LLC (since 2000); Senior       director of Crane Co. and
909 Third Ave., 5th Floor                                    Adviser, Time Warner Inc. (1998 -     Huttig Building Products
New York, NY                                                 2000); Acting Chief Executive         Inc.
Date of Birth: 10/22/1941                                    Officer of Courtroom Television
                                                             Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Director since 1998   Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                        firm of Bush-O'Donnell & Company      Health Network, Inc., DT
Suite 1025                                                   (since 1986).                         Industries Inc., and
St. Louis, MO                                                                                      Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH FUND             DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          ---------             ----------------------                -------------------
ROBERT B. CALHOUN, JR.                 Director since 1998   Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                               President of Clipper Asset            Inc., Avondale Mills,
Cambridge, MA                                                Management Corp. (since 1991), both   Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                                    private equity investment funds.      Inc., Integrated
                                                                                                   Graphics, Inc., and
                                                                                                   Interstate Bakeries Corp.

STEWART S. DIXON                       Director since 1976   Partner in the law firm of Wildman,   N/A
Wildman, Harrold, Allen & Dixon                              Harrold, Allen & Dixon (since
225 W. Wacker Drive, Suite 2800                              1967).
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS                      Director since 2000   Chief Executive Officer of Houlihan   Currently serves as
Houlihan Lokey Howard & Zukin                                Lokey Howard & Zukin, an investment   director of Adolph Coors
685 Third Ave.                                               bank, (January 2002 to present);      Company.
New York, NY                                                 Chairman of Warburg Dillon Read
Date of Birth: 7/30/1947                                     (1999 - 2000); Global Head of
                                                             Corporate Finance of SBC Warburg
                                                             Dillon Read (1997 - 1999); Chief
                                                             Executive Officer of Dillon, Read &
                                                             Co. (1994 - 1997).

C. ALAN MACDONALD                      Director since 1988   Retired - General Business and        Currently serves as
415 Round Hill Road                                          Governance Consulting (since 1992);   director of Fountainhead
Greenwich, CT                                                formerly President and CEO of         Water Company, Careside,
Date of Birth: 5/19/1933                                     Nestle Foods.                         Inc., Lincoln Snacks,
                                                                                                   J.B. Williams Co., Inc.
                                                                                                   (personal care products)
                                                                                                   and Seix Fund, Inc.*

THOMAS J. NEFF                         Director since 1982   Chairman of Spencer Stuart, an        Currently serves as
Spencer Stuart                                               executive search consulting firm      director of Ace, Ltd.
277 Park Avenue                                              (since 1996); President of Spencer    and Exult, Inc.
New York, NY                                                 Stuart (1979-1996).
Date of Birth: 10/2/1937

JAMES F. ORR, III                      Director since 2002   President and CEO of LandingPoint     Currently serves as
80 Pinckney Street                                           Capital (since 2002); Chairman and    Chairman of Rockefeller
Boston, MA                                                   CEO of United Asset Management        Foundation, Director of
Date of Birth: 3/5/1943                                      Corporation (2000 to 2001);           Nashua Corp. and
                                                             Chairman and CEO of UNUM Provident    SteelPoint Technologies.
                                                             Corporation (1999 - merger);
                                                             Chairman and CEO of UNUM
                                                             Corporation (1988 - 1999).

-------------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund Chairman, CEO, President and Managing Partner of Lord Abbett.

                        --------------------------------

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

NAME AND                           CURRENT POSITION    LENGTH OF SERVICE          PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND           OF CURRENT POSITION        DURING PAST FIVE YEARS
---------------                    ---------           -------------------        ----------------------
ROBERT S. DOW                      Chief Executive     Elected in 1995            Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett since 1996.
                                   President

STEPHEN J. MCGRUDER                Executive Vice      Elected in 1995            Partner and Senior Investment Manager,
(11/14/1943)                       President                                      joined Lord Abbett in 1995.

PAUL A. HILSTAD                    Vice President      Elected in 1995            Partner and General Counsel, joined Lord
(12/13/1942)                       and Secretary                                  Abbett in 1995.

JOAN A. BINSTOCK                   Chief Financial     Elected in 1999            Partner and Chief Operations Officer,
(3/4/1954)                         Officer and Vice                               joined Lord Abbett in 1999, prior thereto
                                   President                                      Chief Operating Officer of Morgan Grenfell.

TRACIE E. AHERN                    Vice President      Elected in 1999            Partner and Director of Portfolio
(1/12/1968)                        and Treasurer                                  Accounting and Operations, joined Lord
                                                                                  Abbett in 1999, formerly Vice President -
                                                                                  Head of Fund Administration of Morgan Grenfell
                                                                                  from 1998 to 1999, prior thereto Vice President
                                                                                  of Bankers Trust.

DANIEL E. CARPER                   Vice President      Elected in 1986            Partner, joined Lord Abbett in 1979.
(1/22/1952)

JOHN J. DICHIARO                   Vice President      Elected in 2001            Partner and Senior Strategy
(7/30/1957)                                                                       Coordinator-Small Cap Growth, joined Lord
                                                                                  Abbett in 2000, prior thereto Vice
                                                                                  President - Securities Group of Wafra
                                                                                  Investment Advisory Group.

LESLEY-JANE DIXON                  Vice President      Elected in 1999            Partner and Senior Research Analyst, joined
(1/1/1964)                                                                        Lord Abbett in 1995.

LAWRENCE H. KAPLAN                 Vice President      Elected in 1997            Partner and Deputy General Counsel, joined
(1/16/1957)                        and Assistant                                  Lord Abbett in 1997.
                                   Secretary

ROBERT G. MORRIS                   Executive Vice      Elected in 1995            Partner and Director of Equity Investments,
(11/6/1944)                        President                                      joined Lord Abbett in 1991.

A. EDWARD OBERHAUS, III            Vice President      Elected in 1996            Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS               Vice President      Elected in 2000            Assistant General Counsel, joined Lord
(11/12/1957)                       and Assistant                                  Abbett in 1999, formerly Assistant General
                                   Secretary                                      Counsel of Prudential Investments from 1998
                                                                                  to 1999, prior thereto Counsel of Drinker,
                                                                                  Biddle & Reath LLP, a law firm.

FRANCIE W. TAI                     Assistant           Elected in 2001            Director of Fund Administration, joined
(6/11/1965)                        Treasurer                                      Lord Abbett in 2000, prior thereto Manager
                                                                                  of Goldman Sachs.

                       ----------------------------------

COMMITTEES

The standing committees of the Board of Directors are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs, and MacDonald. The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Fund, and also may include one or more directors who are Partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Dixon, Hobbs, and Neff. The Proxy Committee assists the Board of Directors in fulfilling its responsibilities relating to the voting of securities held by the Fund. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times.

                           --------------------------

APPROVAL OF ADVISORY CONTRACT

At meetings on December 12, 2001, the Board and its outside Directors considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Directors had reviewed throughout the course of the year, the Directors received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE OUTSIDE DIRECTORS. The materials received by the Directors included, but were not limited to, (1) information on the investment performance of the Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size,
(3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing the Fund.

In considering whether to approve the continuation of the management agreement, the Board and the outside Directors did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board and the outside Directors in connection with their approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board and the outside Directors considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board and the outside Directors reviewed the Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board and the outside Directors also considered whether the Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board and the outside Directors considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board and the outside Directors considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent, fund accounting custodian, and subcustodians.

EXPENSES. The Board and the outside Directors considered each class' expense ratios and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board and the outside Directors considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board and the outside Directors concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit is fair for the management of the Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board and the outside Directors also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board and the outside Directors considered whether there have been any economies of scale in managing the Fund, whether the Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board and the outside Directors considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board and the outside Directors also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board and the outside Directors considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board and the outside Directors unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the Directors/Trustees for the Fund and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds who is also associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

(1)                        (2)                                     (3)
                           FOR THE FISCAL YEAR ENDED               FOR YEAR ENDED DECEMBER 31, 2001
                           JULY 31, 2002 AGGREGATE                 TOTAL COMPENSATION PAID BY THE FUND AND
NAME OF DIRECTORS          COMPENSATION ACCRUED BY THE FUND(1)     THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS (2)
-----------------          -----------------------------------     ----------------------------------------------
E. Thayer Bigelow                  $5,462                                      $86,000
William H.T. Bush                  $5,494                                      $87,400
Robert B. Calhoun, Jr.             $5,516                                      $86,000
Stewart S. Dixon                   $5,419                                      $86,200
Franklin W. Hobbs                  $5,428                                      $85,000
C. Alan MacDonald                  $5,453                                      $86,000
Thomas J. Neff                     $5,395                                      $85,000
James F. Orr, III*                 $  424                                      None

-------------------
* Elected effective July 18, 2002.

1. Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan.

2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2001, including fees directors/trustees have chosen to defer.

                           ---------------------------

The following chart provides certain information on the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2001. The amounts shown include deferred compensation to the Directors deemed invested in Fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the Funds.

                                 DOLLAR RANGE OF EQUITY          AGGREGATED DOLLAR RANGE OF EQUITY
   NAME OF DIRECTOR              SECURITIES IN THE FUND      SECURITIES IN LORD ABBETT-SPONSORED FUNDS
   ----------------              ----------------------      -----------------------------------------
   Robert S. Dow                           None                            Over $100,000
   E. Thayer Bigelow                   Over $100,000                       Over $100,000
   William H. T. Bush                   $1-$10,000                        $50,001-$100,000
   Robert B. Calhoun, Jr.             $10,001-$50,000                      Over $100,000
   Stewart S. Dixon                  $50,001-$100,000                      Over $100,000
   Franklin W. Hobbs                    $1-$10,000                        $50,001-$100,000
   C. Alan MacDonald                 $50,001-$100,000                      Over $100,000
   Thomas J. Neff                      Over $100,000                       Over $100,000
   James F. Orr, III*                      None                                 None

   -----------------------------
   * Elected effective July 18, 2002.

CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the Partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett Partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 6, 2002, our officers and Directors, as a group, owned less than 1% of the Fund's outstanding shares. As of November 6, 2002, other than Lord Abbett Distributor and other institutional broker-dealers holding shares for the benefit of their clients, the following record holders held 5% or more of the specified class of the Fund's outstanding shares:

Manulife Financial                          Class A           6.82%
250 Bloor Street East
Toronto, Ontario, Canada

Copeland Retirement Trust Account           Class P         15.59%
2 Tower Center
East Brunswick, NJ 08816

                                       5.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The following Partners of Lord Abbett are also officers and/or Directors of the Fund: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Lesley-Jane Dixon, Robert S. Dow, Paul A. Hilstad, Lawrence H. Kaplan, Stephen J. McGruder, Robert G. Morris and A. Edward Oberhaus, III. The other Partners are: Michael Brooks, Zane E. Brown, Patrick Brown, John J. DiChiaro, Sholom Dinsky, John E. Erard, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael
A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen
G. Itskovitz, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, R. Mark Pennington, Walter Prahl, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each Partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, the Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $100,000,000; and .50 of 1% of such assets over $100,000,000. These fees are allocated among the separate classes based on the classes' proportionate shares of such average daily net assets.

For the fiscal year ended July 31, 2002, the period from February 1, 2001 to July 31, 2001, and the fiscal year ended January 31, 2001, Lord Abbett received management fees of $8,679,829, $4,987,304, and $13,440,784, respectively.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, fund accounting expenses, insurance premiums, and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of the Fund.

ADMINISTRATIVE SERVICES

On or about January 1, 2003, Lord Abbett and the Fund will enter into an Administrative Services Agreement under which Lord Abbett will provide certain administrative services not involving the provision of investment advice to the Fund. Pursuant to the Agreement, the Fund will pay Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04%. This will be allocated among the classes of shares of the Fund based on average daily net assets.

PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Fund's Board of Directors has approved arrangements permitting foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates the Fund's net asset value.

TRANSFER AGENT

UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of the Fund and must be approved at least annually by the Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.

                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett, in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if they attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal year ended July 31, 2002, the fiscal period from February 1, 2001 to July 31, 2001, and the fiscal year ended January 31, 2001, the Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $2,498,194, $944,483, and $1,412,517, respectively.

                                       7.

                                CLASSES OF SHARES

The Fund offers investors different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter is substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public auditors, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board of Directors or by shareholders holding at least one quarter of the stock of the Fund's outstanding shares and entitled to vote at the meeting.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 24th month after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Fund's prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the Fund's prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS

CLASS A, B, C AND P. The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Fund classes offered in this
SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class' shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

The amounts paid by the Fund pursuant to the A Plan for the fiscal year ended July 31, 2002 in connection with advertising and marketing activities, and payments to dealers and other agents were: $123,300 and $3,633,810 totaling $3,757,110.

The amount paid to dealers and other agents by the Fund pursuant to the B Plan for the fiscal year ended July 31, 2002 was $1,987,690.

The amount paid to dealers and other agents by the Fund pursuant to the C Plan for the fiscal year ended July 31, 2002 was $1,004,863.

The amount paid to dealers and other agents by the Fund pursuant to the P Plan for the fiscal year ended July 31, 2002 was $499,706.

Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board of Directors reasonably requests to enable it to make an informed determination of whether the Plan should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors including a majority of the outside Directors. As long as the Plans are in effect, the selection or nomination of outside Directors is committed to the discretion of the outside Directors.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Directors or by vote of a majority of its class' outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                            CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED                ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------                -------------------------------------------------
Before the 1st                                       5.0%
On the 1st, before the 2nd                           4.0%
On the 2nd, before the 3rd                           3.0%
On the 3rd, before the 4th                           3.0%
On the 4th, before the 5th                           2.0%
On the 5th, before the 6th                           1.0%
On or after the 6th anniversary                      None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or
(iv) shares that, together with exchanged shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The two most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them for one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more, Class A shares will generally be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for a Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services for Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

                                       8.

                       PURCHASES, REDEMPTIONS, AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

Under normal circumstances we calculate the Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund,
e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares, f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or j) purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization,
iii) employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of our directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds," the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")]have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord
Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord
Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and Class C shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end charge). Class A shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Class A shares of Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the SEC deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of
21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's or Lord Abbett Distributor's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.

                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by the Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and
(ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that the Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 30% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 29% for dividends, distributions, and payments that are received for tax purposes after December 31, 2003. Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.

                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Lord Abbett, as the Fund's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                     YEAR ENDED      PERIOD ENDED           YEAR ENDED
                                    JULY 31, 2002    JULY 31, 2001*      JANUARY 31, 2001
                                    -------------    -------------       ----------------
Gross sales charge                    $415,965          $262,419            $1,082,344
Amount allowed to dealers             $355,215          $224,244            $  943,700
                                      --------          --------            ----------
Net commissions
received by Lord Abbett               $ 60,750          $ 38,175            $  138,644
                                      ========          ========            ==========

* Effective February 1, 2001, the Fund changed its fiscal year end from January 31 to July 31.

                                       11.

                                   PERFORMANCE

The Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of the Fund shares at the end of the measurement period. The Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of the Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of the Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.

Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of July 31, 2002, for the Fund, for one, five, or ten-years and the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Fund. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                                                            LIFE OF
                                    1 YEAR           5 YEARS           10 YEARS               FUND
                                    ------           -------           --------            ---------
Class A shares
    Before Taxes                    -29.05%          -3.30%            9.58%            -

Class A shares After
    Taxes on Distributions          -29.05%          -4.58%            6.45%            -

Class A shares After Taxes on
    Distributions and Sale of
    Fund Shares                     -17.84%          -3.07%            6.36%            -

Class B shares                      -28.83%          -3.09%            -                3.09% (08/01/96)

Class C shares                      -25.61%          -2.70%            -                3.28% (08/01/96)

Class P shares                      -24.68%          -                 -                -3.94% (01/05/98)

These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.

                              FINANCIAL STATEMENTS

The financial statements incorporated herein by reference from Lord Abbett Developing Growth Fund's 2002 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

LORD ABBETT                                                   [LORD ABBETT LOGO]
                                                               DECEMBER 1, 2002,
                                                                   AS REVISED
                                                               DECEMBER 20, 2002
LORD ABBETT
  DEVELOPING GROWTH FUND





                                                                   PROSPECTUS
                                                                 CLASS Y SHARES




AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             TABLE OF CONTENTS




                                  THE FUND                                  PAGE


               What you should know   GOAL                                    2
                     about the Fund   PRINCIPAL STRATEGY                      2
                                      MAIN RISKS                              2
                                      PERFORMANCE                             3
                                      FEES AND EXPENSES                       4
                                      ADDITIONAL INVESTMENT INFORMATION       5
                                      MANAGEMENT                              6


                                 YOUR INVESTMENT

           Information for managing   PURCHASES*                              7
                  your Fund account   REDEMPTIONS                             8
                                      DISTRIBUTIONS AND TAXES                 9
                                      SERVICES FOR FUND INVESTORS             9


                            FINANCIAL INFORMATION

                                      FINANCIAL HIGHLIGHTS                   10

   How to learn more about the Fund   BACK COVER
        and other Lord Abbett Funds






*SHARES OF THE LORD ABBETT DEVELOPING GROWTH FUND (CLASS Y) ARE NOT AVAILABLE FOR PURCHASE BY NEW INVESTORS, OTHER THAN THROUGH CERTAIN QUALIFIED RETIREMENT PLANS AND FINANCIAL INTERMEDIARIES. SEE "PURCHASES" IN THIS PROSPECTUS FOR MORE INFORMATION.

                                    THE FUND


GOAL

     The Fund's investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in the common stocks of companies with above-average, long-term growth potential. The Fund uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. The Fund is broadly diversified over many industries and economic sectors. Normally, the Fund invests at least 65% of its net assets in equity securities of small companies. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     The Fund tries to identify companies that it believes are strongly positioned in the developing growth phase. We define this as the period of swift development after a company's start-up phase when growth occurs at a rate rarely equaled by established companies in their mature years. Of course, because the actual growth of a company cannot be foreseen, we may not always be correct in our judgment.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. This means the value of your investment in the Fund will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

     WE OR THE FUND OR THE DEVELOPING GROWTH FUND refers to Lord Abbett Developing Growth Fund, Inc.

     ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.


  2 | The Fund

                                                     --------------------------
                             DEVELOPING GROWTH FUND |  SYMBOL:  Class Y - LADYX


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES

     98                                   8.6%
     99                                  38.9%
     00                                 -17.6%
     01                                  -6.6%

BEST QUARTER    4th Q '98    +28.4%         WORST QUARTER    3rd Q '01    -22.6%

     The total return of the Fund's Class Y shares for the nine-month period from January 1, 2002 to September 30, 2002 was -32.62%.
--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of two broad-based securities market indices. The Fund believes that the Russell 2000 Growth Index more closely reflects the Fund's investment objective and therefore intends to substitute it for the Russell 2000 Index.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------

SHARE CLASS                           1 YEAR              LIFE OF FUND(1)
Class Y shares
--------------------------------------------------------------------------------
 Return Before Taxes                   -6.55%                 4.27%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions   -6.55%                 3.46%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
  and Sale of Fund shares              -3.99%                 3.09%
--------------------------------------------------------------------------------
 Russell 2000(R)Index(2)
  (reflects no deduction for fees,
   expenses or taxes)                   2.49%                 4.10%(3)
--------------------------------------------------------------------------------
 Russell 2000(R)Growth Index(2)
  (reflects no deduction for fees,
   expenses or taxes)                  -9.23%                 0.49%(3)
--------------------------------------------------------------------------------

(1)  The date Class Y shares were first offered to the public was 12/30/97.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) This represents total return for the period 12/31/97 - 12/31/01, to correspond with the Class Y shares period shown.


                                                                    The Fund | 3

                                                          DEVELOPING GROWTH FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------------------------------
FEE TABLE
-------------------------------------------------------------------------------------------------------
                                                                          CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                 none
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                               none
-------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
-------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                          0.51%
-------------------------------------------------------------------------------------------------------
Other Expenses (1)                                                          0.38%
-------------------------------------------------------------------------------------------------------
Total Operating Expenses (1)                                                0.89%
-------------------------------------------------------------------------------------------------------

(1) These amounts have been restated from fiscal year amounts to reflect estimated current fees.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS       1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class Y shares      $91              $284              $493           $1,096
--------------------------------------------------------------------------------

[SIDENOTE]

     MANAGEMENT FEES are payable to Lord, Abbett & Co.LLC ("Lord Abbett") for the Fund's investment management.

     OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


  4 | The Fund

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the Fund's investment techniques and their associated risks. None of these techniques are principal investment strategies of the Fund.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivatives and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     DEPOSITARY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. Although the Fund may not invest more than 10% of its assets in foreign securities, ADRs are not subject to this limitation.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may, but is not required, to engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures. Currently, the Fund generally does not intend to hedge most currency risks.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Fund will use foreign exchange transactions to hedge against adverse currency movements, foreign exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses. Foreign exchange transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a foreign exchange instrument. If the Fund cross-hedges, the Fund will face the risk that the foreign exchange instrument purchased will not correlate as expected with the position being hedged.

     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign #The Fundinvestments also may be affected by changes in currency rates or currency controls.


                                                                    The Fund | 5

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and U.S. Government, agency and instrumentality obligations. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $45 billion in more than 40 mutual funds and other advisory accounts as of October 31, 2002.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee is calculated at the following annual rates:

             .75 of 1% on the first $100 million of average daily net assets,

             .50 of 1% on average daily net assets over $100 million.

     Based on this calculation, the management fee paid to Lord Abbett for the period ended July 31, 2002 was at an annual rate of .51 of 1% of the Fund's average daily net assets. In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Stephen J. McGruder, Partner and Senior Investment Manager, heads the team. Mr. McGruder joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1969. The other senior members include Lesley-Jane Dixon and John J. DiChiaro. Ms. Dixon, Partner and Senior Research Analyst, joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1986. Mr. DiChiaro, Partner and Senior Strategy Coordinator, joined Lord Abbett in 2000. Prior to joining Lord Abbett, Mr. DiChiaro was Vice President-Securities Group with Wafra Investment Advisory Group. He has been in the investment business since 1979.


  6 | The Fund

                                YOUR INVESTMENT


PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your order submitted in proper form and following our review and verification of information provided. No sales charge applies.

     We reserve the right to withdraw all or part of the offering made by this prospectus, or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of FINANCIAL INTERMEDIARIES for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and /or LORD ABBETT DISTRIBUTOR LLC specifically for such purchases;
     (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; (3) purchases by institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail securities business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund you selected (P.O. Box 219100, Kansas City, Missouri 64121). The minimum initial investment is $1 million except certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695,

[SIDENOTE]

     THE FUND (CLASS Y) IS NOT AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN THROUGH CERTAIN QUALIFIED RETIREMENT PLANS AND FINANCIAL INTERMEDIARIES, THAT PROVIDE RECORDKEEPING OR ADVISORY SERVICES AND HAVE ENTERED INTO SPECIAL ARRANGEMENTS WITH THE FUND OR LORD ABBETT DISTRIBUTOR LLC. QUALIFIED PLANS CURRENTLY OFFERING SHARES OF THE FUND AS AN INVESTMENT OPTION MAY OPEN NEW PARTICIPANT ACCOUNTS. OTHER QUALIFIED PLANS THAT ARE CONSIDERING THE FUND AS AN INVESTMENT OPTION SHOULD CONTACT THE DISTRIBUTOR OF THE FUND, LORD ABBETT DISTRIBUTOR LLC, FOR APPROVAL. INVESTORS SHOULD NOTE, HOWEVER, THAT THE FUND RESERVES THE RIGHT TO REFUSE ANY ORDER THAT MIGHT DISRUPT THE EFFICIENT MANAGEMENT OF THE FUND.

     NAV per share for the Fund is calculated under normal circumstances each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when the Fund's NAV is not calculated. As a result, the Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

     FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.


                                                             Your Investment | 7
     bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for directions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative can call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on the behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -    a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

[SIDENOTE]

     LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

     Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


     GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

     -    In the case of an estate -

          Robert A. Doe
          Executor of the Estate of
          John W. Doe

[Date]

        SIGNATURE GUARANTEED
        MEDALLION GUARANTEED
        NAME OF GUARANTOR
          [ILLEGIBLE]


     -    In the case of a corporation - ABC Corporation

          Mary B. Doe

          By Mary B. Doe, President

[Date]

        SIGNATURE GUARANTEED
        MEDALLION GUARANTEED
        NAME OF GUARANTOR
          [ILLEGIBLE]



  8 | Your Investment

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income annually and to distribute its net capital gains (if any) annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.


SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

[SIDENOTE]

     EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including any purchase orders from shareholders whose trading has been or may be disruptive to the Fund.

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.


                                                              Your Investment |9

                                                          DEVELOPING GROWTH FUND

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     This table describes the Fund's Class Y performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2002 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

====================================================================================================================================
                                                                                    CLASS Y SHARES
                                                      ------------------------------------------------------------------------------
                                                                     2/1/2001              YEAR ENDED 1/31             12/30/1997(d)
                                                      YEAR ENDED       TO         --------------------------------           TO
PER SHARE OPERATING PERFORMANCE                        7/31/2002    7/31/2001*      2001         2000         1999       1/31/1998

NET ASSET VALUE, BEGINNING OF PERIOD                   $14.94       $17.28        $19.70       $16.30       $14.27      $14.12
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (.07)(a)     (.04)(a)      (.06)(a)     (.05)(a)     (.03)(a)       -(a)(e)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                (3.57)       (2.30)        (1.64)        4.14         2.11         .15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        (3.64)       (2.34)        (1.70)        4.09         2.08         .15
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN       --           --          (.72)        (.69)        (.05)         --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $11.30       $14.94        $17.28       $19.70       $16.30      $14.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                        (24.36)%     (13.54)%(c)    (9.13)%      25.88%       14.59%       1.06%(c)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions                   .85%         .41%(c)       .75%         .81%         .72%        .06%(c)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                   .85%         .41%(c)       .75%         .81%         .72%        .06%(c)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (.51)%       (.26)%(c)     (.31)%       (.26)%       (.22)%      (.02)%(c)
====================================================================================================================================

                                                                  2/1/2001               YEAR ENDED 1/31             12/30/1997(d)
                                                    YEAR ENDED       TO         ----------------------------------         TO
SUPPLEMENTAL DATA:                                   7/31/2002    7/31/2001*        2001         2000         1999     1/31/1998

NET ASSETS, END OF PERIOD (000)                      $213,173     $310,416      $350,224     $349,238      $75,452          $3
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                 47.37%       22.14%        37.86%       50.13%       30.89%      33.60%
------------------------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Not annualized.
(d) Commencement of offering of class shares.
(e) Amount is less than $.01.

* The Fund changed its fiscal year-end from January 31 to July 31.

10 | Financial Information

ADDITIONAL INFORMATION

     More information on the Fund is available free upon request, including the following:

     ANNUAL/SEMI-ANNUAL REPORT
     The Fund's Annual and Semi-Annual Reports contain more information about the Fund's investments. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

     STATEMENTS OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).




     Lord Abbett Developing Growth Fund, Inc.


TO OBTAIN INFORMATION:

BY TELEPHONE. For shareholder account inquiries call the Fund at: 800-821-5129. For literature requests call the Fund at: 888-522-2388.


BY MAIL. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


VIA THE INTERNET.
LORD, ABBETT & CO. LLC
www.LordAbbett.com


Text only versions of Fund documents can be viewed online or downloaded from: the SEC: www.sec.gov.


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.


[LORD ABBETT LOGO]

 Lord Abbett Mutual Fund shares are distributed by:
             LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973

                                                                      LADGF-Y-1
                                                                      12/02

     SEC FILE NUMBER: 811-2871
-------------------------------------------------------------------------------

LORD ABBETT                                                   DECEMBER 1, 2002,
                                                                  AS REVISED
STATEMENT OF ADDITIONAL INFORMATION                           DECEMBER 20, 2002



                                   LORD ABBETT
                          DEVELOPING GROWTH FUND, INC.
                                (CLASS Y SHARES)

--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus for the Class Y shares of Lord Abbett Developing Growth Fund, Inc. may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson St., Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Class Y shares of for the Lord Abbett Developing Growth Fund, Inc. (the "Fund") dated December 1, 2002, as revised December 20, 2002.


Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request, by calling 888-522-2388. In addition, you can make inquiries through your dealer.

       TABLE OF CONTENTS                                           PAGE


       1.       Fund History                                          2
       2.       Investment Policies                                   2
       3.       Management of the Fund                                9
       4.       Control Persons and Principal Holders of Securities  14
       5.       Investment Advisory and Other Services               15
       6.       Brokerage Allocations and Other Practices            16
       7.       Classes of Shares                                    17
       8.       Purchases, Redemptions, and Pricing                  18
       9.       Taxation of the Fund                                 19
       10.      Underwriter                                          20
       11.      Performance                                          20
       12.      Financial Statements                                 21

                                       1.

                                  FUND HISTORY

Lord Abbett Developing Growth Fund, Inc. was incorporated under Maryland law on August 21, 1978, as a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund has 1,000,000,000 shares of authorized capital stock consisting of five classes of shares (A, B, C, P, and Y). Only Class Y shares are offered by this SAI. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time.


The Fund is not available for purchase by new investors other than through certain qualified retirement plans and Financial Intermediaries, as described in the prospectus, that provide recordkeeping or advisory services and have entered into special arrangements with the Fund or Lord Abbett Distributor. Qualified plans currently offering shares of the Fund as an investment option may open new participant accounts. Other qualified plans that are considering the Fund as an investment option should contact the distributor of the Fund, Lord Abbett Distributor, for approval. Investors should note, however, that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.


                                       2.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.


Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment policies that may be changed by the Board of Directors without shareholder approval.

The Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), deemed to be liquid by the Board of Directors;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law, other than Section 12(d)(1)(F) and Section 12(d)(1)(G) of the Act;

     (4) invest in securities of issuers that, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities. (This restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.);

     (5) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors of the Fund or by one or more partners or members of the Fund's underwriters or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (6) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a foreign exchange);

     (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (9) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of the Fund's common stock.

PORTFOLIO TURNOVER RATE. For the fiscal year ended July 31, 2002, the portfolio turnover rate was 47.37%. For the fiscal period February 1, 2001 to July 31, 2001, the portfolio turnover rate was 22.14%. For the fiscal year ended January 31, 2001 the portfolio turnover rate was 37.86%.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions". If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

DEBT SECURITIES. The Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.


DEPOSITARY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity currency, political, information and other risks. Although the Fund may not invest more than 10% of its assets in foreign securities, ADRs are not subject to this limitation.


FOREIGN CURRENCY TRANSACTIONS. The Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Fund generally does not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.

The Fund will not speculate in Foreign Exchange. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a Foreign Exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if we believe that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Fund will use Foreign Exchange transactions to hedge against adverse currency movements, Foreign Exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses. Foreign Exchange transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Fund cross-hedges, the Fund will face the risk that the Foreign Exchange instrument purchased will not correlate as expected with the position being hedged.

FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

     - Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may, with Board authorization, engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although the Fund has no current intention of doing so, the Fund may, with Board authorization, seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays the good faith deposit described below.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     - Certain restricted securities, unless the Board determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act, except the Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.


The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poors Depositary Receipt, commonly known as a "SPDR".

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. The Fund may only sell (write) covered call options having an aggregate market value of less than 25% of the Fund's net assets.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than markets for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. A Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. Government securities") or other permissible means at least equal to 102 percent of the market value of the loaned securities. The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INSTRUMENTS. As described in the prospectus the Fund is authorized to invest temporarily a substantial amount, or even all, of its total assets in various short-term fixed income securities to take a defensive position. These securities include:

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     - Repurchase agreements. Repurchase agreements are arrangements involving the purchase of an obligation by the Fund and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price.

WHEN-ISSUED OR FORWARD TRANSACTIONS. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of the value of fixed-income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.


                                       3.

                             MANAGEMENT OF THE FUND


The Fund's Board of Directors is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Director is the Managing Partner of Lord, Abbett & Co. LLC ("Lord Abbett") and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.

                                    CURRENT POSITION
NAME, ADDRESS AND                   LENGTH OF SERVICE       PRINCIPAL OCCUPATION
DATE OF BIRTH                       WITH FUND               DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
-------------                       ---------               ----------------------              -------------------
ROBERT S. DOW                       Director since 1995      Managing Partner and Chief         N/A
Lord, Abbett & Co. LLC              and Chairman since       Investment Officer of Lord
90 Hudson Street                    1996.                    Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                        -----------------------------------

The following outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE    PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH FUND            DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------                          ---------            ----------------------                 -------------------
E. THAYER BIGELOW                      Director since 1994   Managing General Partner, Bigelow     Currently serves as
Bigelow Media, LLC                                           Media, LLC (since 2000); Senior       director of Crane Co. and
909 Third Ave., 5th Floor                                    Adviser, Time Warner Inc. (1998 -     Huttig Building Products
New York, NY                                                 2000); Acting Chief Executive         Inc.
Date of Birth: 10/22/1941                                    Officer of Courtroom Television
                                                             Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Director since 1998   Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                        firm of Bush-O'Donnell & Company      Health Network, Inc., DT
Suite 1025                                                   (since 1986).                         Industries Inc., and
St. Louis, MO                                                                                      Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE    PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH FUND            DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------                          ---------            ----------------------                 -------------------
ROBERT B. CALHOUN, JR.                 Director since 1998   Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                               President of Clipper Asset            Inc., Avondale Mills,
Cambridge, MA                                                Management Corp. (since 1991), both   Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                                    private equity investment funds.      Inc., Integrated
                                                                                                   Graphics, Inc., and
                                                                                                   Interstate Bakeries Corp.

STEWART S. DIXON                       Director since 1976   Partner in the law firm of Wildman,   N/A
Wildman, Harrold, Allen & Dixon                              Harrold, Allen & Dixon (since
225 W. Wacker Drive, Suite 2800                              1967).
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS                      Director since 2000   Chief Executive Officer of Houlihan   Currently serves as
Houlihan Lokey Howard & Zukin                                Lokey Howard & Zukin, an investment   director of Adolph Coors
685 Third Ave.                                               bank, (January 2002 to present);      Company.
New York, NY                                                 Chairman of Warburg Dillon Read
Date of Birth: 7/30/1947                                     (1999 - 2000); Global Head of
                                                             Corporate Finance of SBC Warburg
                                                             Dillon Read (1997 - 1999); Chief
                                                             Executive Officer of Dillon, Read &
                                                             Co. (1994 - 1997).

C. ALAN MACDONALD                      Director since 1988   Retired - General Business and        Currently serves as
415 Round Hill Road                                          Governance Consulting (since 1992);   director of Fountainhead
Greenwich, CT                                                formerly President and CEO of         Water Company, Careside,
Date of Birth: 5/19/1933                                     Nestle Foods.                         Inc., Lincoln Snacks,
                                                                                                   J.B. Williams Co., Inc.
                                                                                                   (personal care products)
                                                                                                   and Seix Fund, Inc.*

THOMAS J. NEFF                         Director since 1982   Chairman of Spencer Stuart, an        Currently serves as
Spencer Stuart                                               executive search consulting firm      director of Ace, Ltd.
277 Park Avenue                                              (since 1996); President of Spencer    and Exult, Inc.
New York, NY                                                 Stuart (1979-1996).
Date of Birth: 10/2/1937

JAMES F. ORR, III                      Director since 2002   President and CEO of LandingPoint     Currently serves as
80 Pinckney Street                                           Capital (since 2002); Chairman and    Chairman of Rockefeller
Boston, MA                                                   CEO of United Asset Management        Foundation, Director of
Date of Birth: 3/5/1943                                      Corporation (2000 to 2001);           Nashua Corp. and
                                                             Chairman and CEO of
UNUM Provident SteelPoint Technologies.

                                                             Corporation (1999 -
                                                             merger); Chairman
                                                             and CEO of UNUM
                                                             Corporation (1988 -
                                                             1999).


-------------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund Chairman, CEO, President and Managing Partner of Lord Abbett.
                           --------------------------------

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND            OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ---------            -------------------       ----------------------
ROBERT S. DOW                      Chief Executive      Elected in 1995           Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett since 1996.
                                   President

STEPHEN J. MCGRUDER (11/14/1943)   Executive Vice       Elected in 1995           Partner and Senior Investment Manager,
                                   President                                      joined Lord Abbett in 1995.

PAUL A. HILSTAD                    Vice  President and  Elected in 1995           Partner and General Counsel, joined Lord
(12/13/1942)                       Secretary                                      Abbett in 1995.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                         Officer and Vice                               Lord Abbett in 1999, prior thereto Chief
                                   President                                      Operating Officer of Morgan Grenfell.

TRACIE E. AHERN                    Vice President and   Elected in 1999           Partner and Director of Portfolio Accounting
(1/12/1968)                        Treasurer                                      and Operations, joined Lord Abbett in 1999,
                                                                                  formerly Vice President - Head of Fund
                                                                                  Administration of Morgan Grenfell from
                                                                                  1998 to 1999, prior there to Vice
                                                                                  President of Bankers Trust.

DANIEL E. CARPER                   Vice President       Elected in 1986           Partner, joined Lord Abbett in 1979.
(1/22/1952)

JOHN J. DICHIARO                   Vice President       Elected in 2001           Partner and Senior Strategy
(7/30/1957)                                                                       Coordinator-Small Cap Growth, joined Lord
                                                                                  Abbett in 2000, prior thereto Vice President
                                                                                  Securities Group of Wafra Investment
                                                                                  Advisory Group.

LESLEY-JANE DIXON                  Vice President       Elected in 1999           Partner and Senior Research Analyst, joined
(1/1/1964)                                                                        Lord Abbett in 1995.

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and Deputy General Counsel, joined
(1/16/1957)                        Assistant Secretary                            Lord Abbett in 1997.

ROBERT G. MORRIS                   Executive Vice       Elected in 1995           Partner and Director of Equity Investments,
(11/6/1944)                        President                                      joined Lord Abbett in 1991.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
(11/12/1957)                       Assistant Secretary                            Abbett in 1999, formerly Assistant General
                                                                                  Counsel of Prudential Investments from
                                                                                  1998 to 1999, prior thereto Counsel of
                                                                                  Drinker, Biddle & Reath LLP, a law firm.

FRANCIE W. TAI                     Assistant Treasurer  Elected in 2001           Director of Fund Administration, joined Lord
(6/11/1965)                                                                       Abbett in 2000, prior thereto Manager of
                                                                                  Goldman Sachs.

                                       ------------------------------------

COMMITTEES

The standing committees of the Board of Directors are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs, and MacDonald. The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Fund, and also may include one or more directors who are Partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Dixon, Hobbs, and Neff. The Proxy Committee assists the Board of Directors in fulfilling its responsibilities relating to the voting of securities held by the Fund. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee MET four times.

                         --------------------------

APPROVAL OF ADVISORY CONTRACT

At meetings on December 12, 2001, the Board and its outside Directors considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Directors had reviewed throughout the course of the year, the Directors received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE OUTSIDE DIRECTORS. The materials received by the Directors included, but were not limited to, (1) information on the investment performance of the Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size,
(3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing the Fund.

In considering whether to approve the continuation of the management agreement, the Board and the outside Directors did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board and the outside Directors in connection with their approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board and the outside Directors considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board and the outside Directors reviewed the Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board and the outside Directors also considered whether the Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board and the outside Directors considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board and the outside Directors considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent, fund accounting custodian, and subcustodians.

EXPENSES. The Board and the outside Directors considered Class Y share expense ratios and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board and the outside Directors considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board and the outside Directors concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit is fair for the management of the Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board and the outside Directors also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board and the outside Directors considered whether there have been any economies of scale in managing the Fund, whether the Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board and the outside Directors considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board and the outside Directors also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board and the outside Directors considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board and the outside Directors unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the Directors/Trustees for the Fund and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds who is also associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

(1)                        (2)                                         (3)
                           FOR THE FISCAL YEAR ENDED                   FOR YEAR ENDED DECEMBER 31, 2001
                           JULY 31, 2002 AGGREGATE                     TOTAL COMPENSATION PAID BY THE FUND AND
NAME OF DIRECTORS          COMPENSATION ACCRUED BY THE FUND(1)         THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
-----------------          -----------------------------------         ---------------------------------------------
E. Thayer Bigelow                      $5,462                                      $86,000
William H.T. Bush                      $5,494                                      $87,400
Robert B. Calhoun, Jr.                 $5,516                                      $86,000
Stewart S. Dixon                       $5,419                                      $86,200
Franklin W. Hobbs                      $5,428                                      $85,000
C. Alan MacDonald                      $5,453                                      $86,000
Thomas J. Neff                         $5,395                                      $85,000
James F. Orr, III*                     $  424                                      None

---------------------------
* Elected effective July 18, 2002.

1. Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan.

2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2001, including fees directors/trustees have chosen to defer.

                           ---------------------------

The following chart provides certain information on the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2001. The amounts shown include deferred compensation to the Directors deemed invested in Fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the Funds.

                                DOLLAR RANGE OF EQUITY         AGGREGATED DOLLAR RANGE OF EQUITY
  NAME OF DIRECTOR              SECURITIES IN THE FUND     SECURITIES IN LORD ABBETT-SPONSORED FUNDS
  ----------------              ----------------------     -----------------------------------------
  Robert S. Dow                           None                           Over $100,000
  E. Thayer Bigelow                  Over $100,000                       Over $100,000
  William H. T. Bush                   $1-$10,000                      $50,001-$100,000
  Robert B. Calhoun, Jr.            $10,001-$50,000                      Over $100,000
  Stewart S. Dixon                  $50,001-$100,000                     Over $100,000
  Franklin W. Hobbs                    $1-$10,000                      $50,001-$100,000
  C. Alan MacDonald                 $50,001-$100,000                     Over $100,000
  Thomas J. Neff                     Over $100,000                       Over $100,000
  James F. Orr, III*                      None                               None

---------------------------
* Elected effective July 18, 2002.

CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the Partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett Partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 6, 2002, our officers and Directors, as a group, owned less than 1% of the Fund's outstanding shares. As of November 6, 2002, other than Lord Abbett Distributor and other institutional broker-dealers holding shares for the benefit of their clients, the following record holders held 5% or more of the outstanding Class Y shares of the Fund:

KPMG Peat Marwick                                   11.68%
Retirement Plans Master Trust
3 Chestnut Ridge Rd, Montvale, NJ 07645

The Northern Trust Company                           8.61%
FBO CSX Corporation Master Savings Plan
PO Box 92956, Chicago, IL 60675

LaSalle Bank                                         6.09%
PO Box 1443, Chicago, IL 60690

Abilene Christian University                         5.53%
ACU Trust Management
ACU Box 29120, Abilene, TX 79699-0001

Strafe & Co.                                         5.34%
FBO FAO Childrens Custody
PO Box 160, Westerville, OH 43086-0160

                                       5.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The following Partners of Lord Abbett are also officers and/or Directors of the Fund: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Lesley-Jane Dixon, Robert S. Dow, Paul A. Hilstad, Lawrence H. Kaplan, Stephen J. McGruder, Robert G. Morris and A. Edward Oberhaus, III. The other Partners are: Michael Brooks, Zane E. Brown, Patrick Brown, John J. DiChiaro, Shalom Dinsky, John E. Erard, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael
A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen
G. Itskovitz, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, R. Mark Pennington, Walter Prahl, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each Partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, the Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $100,000,000; and .50 of 1% of such assets over $100,000,000. These fees are allocated among the separate classes based on the classes' proportionate shares of such average daily net assets.

For the fiscal year ended July 31, 2002, the period from February 1, 2001 to July 31, 2001, and the fiscal year ended January 31, 2001, Lord Abbett received management fees of $8,679,829, $4,987,304, and $13,440,784, respectively.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, fund accounting expenses, insurance premiums, and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of the Fund.

ADMINISTRATIVE SERVICES

On or about January 1, 2003, Lord Abbett and the Fund will enter into an Administrative Services Agreement under which Lord Abbett will provide certain administrative services not involving the provision of investment advice to the Fund. Pursuant to the Agreement, the Fund will pay Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04%. This will be allocated among the classes of shares of the Fund based on average daily net assets.

PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Fund's Board of Directors has approved arrangements permitting foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates the Fund's net asset value.

TRANSFER AGENT

UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106 acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of the Fund and must be approved at least annually by the Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.

                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett, in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if they attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal year ended July 31, 2002, the fiscal period from February 1, 2001 to July 31, 2001, and the fiscal year ended January 31, 2001, the Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $2,498,194, $944,483, and $1,412,517, respectively.

                                       7.

                                CLASSES OF SHARES

The Fund offers different classes of shares to eligible purchasers. Only Class Y shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the beneficial interest of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the beneficial interest of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public auditors, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board of Directors or by shareholders holding at least one quarter of the stock of the Fund's outstanding shares and entitled to vote at the meeting.

                                       8.

                       PURCHASES, REDEMPTIONS, AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

Under normal circumstances we calculate the Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities, not traded on the NASDAQ National Market System, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the SEC deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's or Lord Abbett Distributor's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.

                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by the Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that the Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 30% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 29% for dividends, distributions, and payments that are received for tax purposes after December 31, 2003. Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.

                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.

                                   PERFORMANCE

The Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of the Fund shares at the end of the measurement period. The Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of the Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of the Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares, no sales charge is deducted from the initial investment and the total return is shown at net asset value.

Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of July 31, 2002, for the Fund's Class Y shares for one-year and the life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class Y shares for the Fund. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                                                        LIFE OF FUND
                                    1 YEAR           5 YEARS           10 YEARS         CLASS Y - 12/30/97
                                    ------           -------           --------         -------------------
Class Y shares
    Before Taxes                    -24.36%             -                 -                  -3.09%

Class Y shares After
    Taxes on Distributions          -24.36%             -                 -                  -3.74%

Class Y shares After Taxes on
    Distributions and Sale of
    Fund Shares                     -14.96%             -                 -                  -2.64%

These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investment or which reliable performance information is available.

                                       12.

                              FINANCIAL STATEMENTS

The financial statements incorporated herein by reference from Lord Abbett Developing Growth Fund's 2002 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.